Conservative Allocation Portfolio
Schedule of Investments (unaudited)
As of September 30, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Stock Funds (23.6%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	1,782,439	105,146
Vanguard Extended Market Index Fund Admiral Shares	162,970	22,541
		127,687
International Stock Fund (16.1%)
Vanguard Total International Stock Index Fund Admiral Shares	2,553,030	86,803
U.S. Bond Fund (42.2%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	18,660,166	228,214
International Bond Fund (18.1%)
Vanguard Total International Bond Index Fund Admiral Shares	4,307,830	98,132
Total Investment Companies (Cost $492,581)		540,836
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.068% (Cost $21)	213	21
Total Investments (100.0%) (Cost $492,602)		540,857
Other Assets and Liabilities—Net (0.0%)		(56)
Net Assets (100%)		540,801
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.

C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Extended Market Index Fund	22,371	801	3,057	1,607	819	165	—	22,541
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	—	—	21
Vanguard Total International Bond Index Fund	93,189	10,777	3,306	271	(2,799)	594	—	98,132
Vanguard Total International Stock Index Fund	83,706	8,647	9,604	2,274	1,780	1,330	—	86,803
Vanguard Variable Insurance Funds—Equity Index Portfolio	103,195	11,668	19,889	6,240	3,932	1,376	4,111	105,146
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	218,670	32,768	13,120	402	(10,506)	4,641	1,861	228,214
Total	521,131	64,661	48,976	10,794	(6,774)	8,106	5,972	540,857
1	Not applicable—purchases and sales are for temporary cash investment purposes.